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                                                                   EXHIBIT 10(r)



Contract (#DE-AC3495RF00825) between Kaiser-Hill Company, LLC, a subsidiary   of
  the Corporation, and the U.S. Department of Energy dated as of April 4, 1995


  [IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THIS EXHIBIT NO. 10(r) FILED IN PAPER ON MAY 23, 1995, ON FORM SE PURSUANT TO A CONTINUING HARDSHIP EXEMPTION]